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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                            _______________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):   October 12, 1995
                                                   --------------------
                                                   (September 29, 1995)

                            The Allen Group Inc.
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           (Exact name of registrant as specified in its charter)


   Delaware                        1-6016                        38-0290950
---------------               ----------------              --------------------
(State or other               (Commission File                 (IRS Employer
jurisdiction of                    Number)                  Identification No.)
incorporation)

       25101 Chagrin Boulevard, Suite 350, Beachwood, Ohio 44122-5619
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         (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code:   (216) 765-5800
                                                      --------------



                               Not Applicable
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        (Former name or former address, if changed since last report)






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Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

  On September 29, 1995, The Allen Group Inc. (the "Company") effected the previously announced distribution (the "Distribution"), on a pro rata basis, of 100% of the outstanding shares of the common stock, par value $.01 per share, of the Company's wholly-owned subsidiary TransPro, Inc. ("TransPro") to the holders of record of the Company's common stock as of the close of business on September 29, 1995 (the "Record Date"). The Distribution was made on the basis of one share of TransPro common stock for every four shares of the Company's common stock outstanding on the Record Date, which resulted in the distribution of an aggregate of 6,621,349 shares of TransPro common stock.

  Immediately prior to the Distribution, the Company contributed (the "Contribution") to TransPro substantially all of the assets and liabilities of the Company's original equipment radiator and fabricated metal products business (the "Automotive and Truck Products Business"), as well as the Company's 50% ownership interest in GO/DAN Industries ("GDI"), a 50/50 joint venture partnership between the Company and Handy & Harman. Immediately thereafter and prior to the Distribution, the Company caused GDI to redeem the outstanding ownership interest in GDI not already owned by the Company, thereby making GDI an indirect wholly owned partnership of TransPro.

  As a result of the Contribution and the Distribution, TransPro now owns the Automotive and Truck Products Business and 100% of GDI, and is an independent company.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

  (a)  Financial statements of businesses acquired.

   Not applicable.

  (b)  Pro forma financial information.

   Financial information that reflects the Contribution and the Distribution is included in the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1995 (the "Form 10-Q"), and is incorporated herein by reference. In connection therewith, the net assets distributed (estimated at $50.6 million as of June 30, 1995 and classified as a current asset on the Consolidated Condensed Balance Sheets included in the Form 10-Q) will be accounted for as a dividend, with such net assets, as finally determined, charged to retained earnings at September 30, 1995.






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  (c)  Exhibits

     2.1 -- Contribution Agreement, dated September 29, 1995, between The Allen Group Inc. and TransPro, Inc. (The schedules and exhibits to the Contribution Agreement have been omitted, but will be provided upon request.)

    99.1 --   Press Release issued September 29, 1995.






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                                   SIGNATURE
                                   ---------

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE ALLEN GROUP INC.



                                        By: /s/ McDara P. Folan, III
                                            -------------------------------
                                            Name: McDara P. Folan, III
                                            Title: Vice President

Date:  October 12, 1995






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                                 Exhibit Index




  Exhibit No.                                   Description of Exhibits
  -----------                                   -----------------------
    2.1     --           Contribution Agreement, dated September 29, 1995, between The Allen
                         Group Inc., and TransPro, Inc.  (The schedules and exhibits to the
                         Contribution Agreement have been omitted, but will be provided upon request.)

   99.1     --           Press Release issued September 29, 1995